Earnings Per Share (''EPS'') (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 29, 2014	Jun. 30, 2013	Jul. 01, 2012
Reconciliation of the components of the basic and diluted per share
Net Income Attributable to STRATTEC	$ 16,424	$ 9,375	$ 8,793
Less: Income Attributable to Participating Securities	296	171
Net Income Attributable to Common Shareholders	$ 16,128	$ 9,204	$ 8,793
Weighted Average Shares of Common Stock Outstanding	3,428	3,327	3,300
Incremental Shares – Stock based Compensation	85	52	30
Diluted Weighted Average Shares of Common Stock Outstanding	3,513	3,379	3,330
Basic Earnings Per Share	$ 4.70	$ 2.77	$ 2.66
Diluted Earnings Per Share	$ 4.59	$ 2.72	$ 2.64